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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 2005

                                CAMINOSOFT CORP.
             (Exact name of registrant as specified in its charter)

                     CALIFORNIA                                 1-12312                           95-3880130
   (State or other jurisdiction of incorporation)        (Commission File No.)         (IRS Employer Identification No.)
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                          600 Hampshire Road, Suite 105
                       Westlake Village, California 91361
              (Address of principal executive offices and Zip Code)

                                 (805) 370-3100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL AGREEMENT

         Pursuant to a Software License and Distribution dated as of June 30, 2005 (the "Agreement") between Computer Associates International, Inc.
("Computer Associates") and CaminoSoft Corp. ("CaminoSoft"), Computer Associates acquired the non-exclusive rights to use, market and distribute certain computer software programs and documentation owned by CaminoSoft. The products covered by the Agreement are Managed Server HSM Library Edition, Managed Client HSM for
Windows XP, Managed Server HSM for Windows, Managed Server HSM, Library Edition
Support, Managed Client HSM for Windows XP Support, and Managed Server HSM for
Windows Support.

         Pursuant to the Agreement, Computer Associates will pay to CaminoSoft a royalty and a non-refundable fee in consideration of certain development work to be performed by CaminoSoft.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    Exhibit No.    Title

    4.1            Software License and Distribution Agreement dated as of
                   June 30, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of July, 2005.

                         CAMINOSOFT CORP.

                         By: /s/ Stephen Crosson
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                             Stephen Crosson
                             Chief Financial Officer and Chief Operating Officer


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